EXHIBIT 99.1
                                                                    ------------

                    IVOICE COMPLETES SALE OF SELECTED PATENTS

        PROCEEDS OF TRANSACTION TO BE USED TO REPAY COMPANY INDEBTEDNESS

MATAWAN, N.J.--(BUSINESS WIRE) - July 31 - iVoice, Inc. (OTCBB: IVOI), announced today that it has completed the sale of certain United States Letters Patents and/or applications for United States Letters Patents and/or foreign patents and applications to Lamson Holdings LLC. The patents and/or patent applications sold relate to various Voice Activated/Voice Responsive systems developed by iVoice, including item locators for retail stores utilizing various unique identifying, data gathering and organizing, as well as user feedback techniques.

Proceeds from the sale will be used to pay down some of the Company's indebtedness to Cornell Capital after paying a commission to GlynnTech, Inc. which served as iVoice's licensing agent and assisted in the sale of the patents.

"The sale of certain assets of our intellectual property demonstrates the significant value we have created in our portfolio of technologies," said iVoice Chairman and CEO Jerry Mahoney. "We will continue to seek ways to maximize shareholder value through the development of technologies that are core to our business strategy and sell or those license those technologies that we choose not to pursue."

About iVoice, Inc.
iVoice has determined that the best way to create shareholder value, separate and apart from the operating performance of iVoice, is to implement new business opportunities by distributing shares of spin-offs to the Company's shareholders. The common stock distributions are part of a broader strategy relating to the transition of iVoice into a company focused on the development and licensing of proprietary technologies. We also continue to search for potential merger candidates with or without compatible technology and products, which management feels may offer long term growth prospects to increase shareholder value. For more information, contact CEO Jerry Mahoney at (732) 441 7700 or by e-mail at jerrym@ivoice.com.

Certain information included in this press release, may contain forward-looking statements about our current and expected performance trends, growth plans, business goals and other matters. These statements may be contained in our filings with the Securities and Exchange Commission, in our press releases, in other written communications, and in oral statements made by or with the approval of one of our authorized officers. Information set forth in this press release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Factors that could cause or contribute to such differences include, but are not limited to those risk factors that are set forth in the section entitled "Forward Looking Statements - Cautionary Factors" in the Company's Form 10-KSB for fiscal year ended December 31, 2004 and other filings with the Securities and Exchange Commission from time to time. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "should," "will," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.

For more information on iVoice, please visit http://www.ivoice.com
                                             ---------------------

Contact: Andrew Hellman, CEOcast, Inc. for iVoice at (212) 732-4300
SOURCE: iVoice, Inc.